Exhibit 10.81
THIRD AMENDMENT TO
LOAN AGREEMENT
This THIRD AMENDMENT TO LOAN AGREEMENT dated as of December  _____, 2008 (this “Third Amendment”), is between RZB FINANCE LLC (the “Lender”) and Rio Vista Energy Partners L.P. (the “Borrower”).
W I T N E S S E T H:
WHEREAS, Lender and the Borrower are parties to a Loan Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein having the meanings ascribed thereto in the Loan Agreement unless otherwise defined herein); and
WHEREAS, the Borrower has requested certain amendments to the Loan Agreement, and Lender is willing to agree to such amendments, subject to the terms and conditions hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Amendments.
The Loan Agreement is hereby amended, effective on the Effective Date referred to in Section 2 hereof, as follows:
(a) Section 1.1 is amended as follows:
(i) The definition of “Applicable Base Rate Margin” is amended and restated in its entirety as follows:
““Applicable Base Rate Margin” means, at any date, seven percent (7.00%).”
(ii) The definition of “Base Rate” is amended and restated in its entirety as follows:
““Base Rate” means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time established by JPMorgan Chase Bank, N.A. (or any successor) as its “base rate” or its “prime rate” at its principal office in New York City, (b) the Federal Funds Effective Rate plus one-half of one percent (.50%) or (c) the COF Rate plus one percent (1%). Such prime rate or base rate is merely a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by Lender or JPMorgan Chase Bank, N.A. (or any successor).”

(iii) The definition of “COF Rate” is inserted in its proper alphabetical place as follows:
““COF Rate” means a rate per annum equal to Lender’s overnight cost of funds using such funding sources (including, without limitation, Lender’s affiliated banks and companies) as Lender shall determine from time to time in its sole discretion.”
(iv) The definition of “Maturity Date” is amended and restated in its entirety as follows:
““Maturity Date” means February 27, 2009.”
(vv) The definition of “Net Worth” is inserted in its proper alphabetical place as follows:
““Net Worth” means at any time as to any Person as of the date of determination thereof, the excess of consolidated total assets over consolidated total Liabilities and adjusted as follows (without duplication):
(i) less, all amounts representing any write-up in the book value of any assets of such Person or its Subsidiaries resulting from a revaluation thereof subsequent to December 31, 2007;
(ii) less, to the extent otherwise included in the computation of Net Worth, any subscriptions receivable;
(iii) less, investments in and receivables and other obligations from employees, members, Subsidiaries (including, without limitation, the Unrestricted Subsidiaries) and other Affiliates;
(iv) less, if a positive amount, (A) the sum of all deferred charges, deferred tax assets and prepaid expenses minus (B) all deferred tax liabilities; and
(v) plus, if a negative amount, the absolute value of (A) the sum of all deferred charges, deferred tax assets and prepaid expenses minus (B) all deferred tax liabilities.”

(b) New Section 2.2(F) is inserted as follows (after Section 2.2(E)):
“(F) COF Rate. If the Base Rate shall be determined at any time by reference to the COF Rate, Lender shall notify Borrower by telephone, email or any other means promptly after determining the COF Rate (the “COF Notice”). In the event that Borrower shall dispute such COF Rate, Borrower shall deliver to Lender a notice of dispute (the “Dispute Notice”) within 5 days after Borrower receives the COF Notice, and Lender shall deliver to Borrower within 10 days thereafter copies of quotations received by Lender reflecting Lender’s cost of funds or copies of the written communications from its affiliate establishing Lender’s cost of funds, as applicable. If Borrower shall not deliver a Dispute Notice within such 5 day period set forth above, Borrower shall automatically, without further action, irrevocably and unconditionally waive and release any right to challenge or dispute the cost of funds set forth in the applicable COF Notice, and such cost of funds shall be final, conclusive and binding on Borrower.
If any such dispute shall exist and shall not have been resolved, Borrower acknowledges that Lender may demand immediate payment of the Loan and the other Obligations, without limiting Lender’s right to demand payment of the Obligations at any time for any reason.”
(c) New Section 5.1(J) is inserted as follows (after Section 5.1(1)):
“(J) Monthly Financials. As soon as available, and in any event within thirty (30) days after the end of each month, Borrower will cause to be delivered to Lender consolidated and consolidating balance sheets and statements of income and cash flows of Merger Sub and its Subsidiaries as at the end of and for such month. Such financial statements shall be presented in reasonable detail and shall be certified by the chief financial officer (or other officer acceptable to Lender in its sole discretion) of Merger Sub to the effect that such information is true and complete and fairly presents the results of operations and financial condition of Merger Sub and its Subsidiaries as at the dates and for the periods indicated.”
(d) Section 5.12 is deleted and replaced with the following:
“5.12 Intentionally omitted.”
(e) New Section 5.14 is hereby inserted as follows (after Section 5.13):
“5.14 Invoices. Borrower shall, and shall cause Merger Sub to, include on all of their invoices a legend stating that the accounts receivable and amounts due or to become due under such invoice have been assigned to Lender and instructing account debtors to make payment to Lender.”
(f) Section 7.1 is amended as follows:
(i) Section 7.1(C) is amended by deleting “or 5.12” and replacing it with “or 5.14”.
(ii) Section 7.1(O) is amended by deleting “.” at the end thereof and replacing it with “; or”.

(iii) Section 7.1(P) is amended by deleting “.” at the end thereof and replacing it with “; or”.
(iv) New Section 7.1(Q) is inserted after Section 7.1(P) as follows:
“(Q) Net Worth. At any time, Net Worth of POC, on a consolidated basis, shall be less than $3,300,000.”
(g) Notwithstanding anything to the contrary contained in the Loan Agreement or any of the other Loan Documents, (i) no Loans shall be LIBOR Loans, (ii) the Borrower shall not convert any Loans into LIBOR Loans under any circumstance and (iii) any LIBOR Loans outstanding on the date hereof shall be immediately and automatically converted into Base Rate Loans on the date hereof and the Borrower shall pay to Lender any breakfunding and other costs in connection therewith.
Section 2. Effectiveness of Amendment.
This Third Amendment shall become effective on the date (the “Effective Date”) on which Lender shall have received:
(a) this Third Amendment duly executed by all parties hereto;
(b) the consents substantially in the form attached hereto (the “Consents”) duly executed by the Guarantors and subordinated creditors (the names of which are set forth on the Consents), as applicable;
(c) an amendment to the Mortgage, Deed of Trust and Security Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) duly executed and delivered by Merger Sub, in form and substance acceptable to Lender in its sole discretion;
(d) payment from the Borrower of a non-refundable, fully-earned closing fee in cash in an amount equal to $88,721.13 (which amount includes all accrued and unpaid interest on the Loan through the date hereof);
(e) repayment of principal of the Loan in an amount of not less than $1,000,000 in cash or irrevocable written instruction from the Borrower in form and substance satisfactory to Lender to apply not less than $1,000,000 of cash collateral held by Lender as repayment of principal of the Loan;
(f) the consolidated and consolidating balance sheets and statements of income and cash flows of Merger Sub and its Subsidiaries as at the end of and for the month ended October 31, 2008, in reasonable detail and certified by the chief financial officer (or other officer acceptable to Lender in its sole discretion) of Merger Sub to the effect that such information is true and complete and fairly presents the results of operations and financial condition of Merger Sub and its Subsidiaries as at and for the month ended October 31, 2008;

(g) a calculation of Net Worth of POC as of September 30, 2008 with supporting written detail in form and substance acceptable to Lender in its sole discretion, showing Net Worth of POC as of such date (on a consolidated basis) of not less than $3,300,000, certified as true and correct by the chief financial officer of the Borrower;
(h) an agreement of subordination and assignment, duly executed and delivered by Rio Vista Operating LLC, in form and substance satisfactory to Lender in its sole discretion; and
(i) such partnership or other authorization documents of the Borrower, the Guarantors and subordinated creditors, as required by Lender, and opinions of counsel as Lender shall request.
Section 3. Effect of Amendment; Ratification; Representations; etc.
(a) On and after the date hereof, when counterparts of this Third Amendment shall have been executed by all parties hereto, this Third Amendment shall be a part of the Loan Agreement, all references to the Loan Agreement in the Loan Agreement and the other Loan Documents shall be deemed to refer to the Loan Agreement as amended by this Third Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Loan Agreement, shall mean the Loan Agreement as amended hereby.
(b) Except as expressly set forth herein, this Third Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Loan Agreement, as amended hereby, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.
(c) In order to induce Lender to enter into this Third Amendment, the Borrower represents and warrants to Lender that before and after giving effect to the execution and delivery of this Third Amendment:
(i) the representations and warranties of the Borrower set forth in the Loan Agreement and in the other Loan Documents are true and correct (except that for the purpose of this Section 4(c)(i), the references to “Subsidiaries” in subsections 4.3(c) (second reference only), 4.8, 4.9, 4.10, 4.12, 4.15, 4.18 and 4.19 shall be deemed to be references to “Restricted Subsidiaries”),
(ii) no Default or Event of Default has occurred and is continuing; and
(iii) none of the Borrower or any Guarantor is (or will be at any time) a party to any Related Contract (as defined in the MSA).

(d) The Borrower hereby represents and warrants to Lender, and by their execution of the Guarantor Consent attached hereto, the Guarantors hereby represent and warrant to Lender that:
(i) as of the date hereof, the principal amount outstanding of the Loan is $5,000,000;
(ii) interest and fees have accrued thereon as provided in the Loan Agreement; and
(iii) the obligation of the Borrower and the Guarantors to repay the Loan and the other Obligations, together with all interest and fees accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to the payment of the Obligations.
Section 4. New York Law.
This Third Amendment shall be construed in accordance with and governed by the laws of the State of New York, without regard to New York conflicts of laws principles.
Section 5. Severability.
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
Section 6. Counterparts.
This Third Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement. Signatures of the parties may appear on separate counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

RIO VISTA ENERGY PARTNERS L.P.			RZB FINANCE LLC

By: Rio Vista GP LLC, as its General Partner

By:	/s/ Ian Bothwell		By:

	Name:	Ian Bothwell		Name:
	Title:	Acting CEO		Title:

By:

Name:
Title:

GUARANTOR CONSENT
Each of the undersigned hereby (i) consents and agrees to the terms and provisions of the Third Amendment to Loan Agreement to which this Guarantor Consent is attached (the “Third Amendment”; capitalized terms used herein having the meanings given to them in the Third Amendment unless otherwise defined herein) and (ii) affirms the terms, conditions and the undersigned’s obligations under and in connection with the Existing Guarantees (as defined below) and confirms that its obligations thereunder are and shall remain in full force and effect and apply to the Loan Agreement as amended by the Third Amendment. “Existing Guarantees” shall mean (i) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Penn Octane Corporation (“POC”) and Lender, (ii) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Rio Vista Operating Partnership L.P. (“RVOP”) and Lender and (iii) the Guarantee & Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time) between Regional Enterprises, Inc. (“Regional”) and Lender.
Each of the undersigned further acknowledges and agrees that the Existing Security Agreements (as defined below) and the liens and security interests granted under the Existing Security Agreements shall remain in full force and effect, shall continue without interruption as security for all of such undersigned’s present and future liabilities and obligations to Lender under the Existing Guarantees and each of the other Loan Documents to which it is a party and shall not be limited or impaired by the Third Amendment. “Existing Security Agreements” shall mean (i) the General Security Agreement dated February 13, 2002 between POC and Lender (as amended, supplemented or otherwise modified from time to time), (ii) the General Security Agreement dated September 15, 2004 between RVOP and Lender (as amended, supplemented or otherwise modified from time to time), (iii) the Mortgage, Deed of Trust and Security Agreement dated as of July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002627) executed by Regional, (iv) the Assignment of Leases and Rents dated July 26, 2007 (as amended, supplemented or otherwise modified from time to time), recorded on July 27, 2007 in Hopewell County, Virginia (instrument #070002628) executed by Regional and (v) the General Security Agreement dated July 26, 2007 between Regional and Lender (as amended, supplemented or otherwise modified from time to time).

PENN OCTANE CORPORATION

By:	/s/ Ian Bothwell

	Name:	Ian Bothwell
	Title:	Acting CEO

RIO VISTA OPERATING PARTNERSHIP L.P.
By: Rio Vista Operating GP LLC

By:	/s/ Ian Bothwell

	Name:	Ian Bothwell
Title:

REGIONAL ENTERPRISES, INC.

By:	/s/ Ian Bothwell

	Name:	Ian Bothwell
	Title:	President

SUBORDINATED CREDITOR CONSENT
The undersigned hereby:
(i) reaffirms the terms, conditions and the undersigned’s obligations under and in connection with the Agreement of Subordination and Assignment dated November 18, 2007 (as amended, supplemented or otherwise modified from time to time, the “Subordination Agreement”) executed by Rio Vista Penny LLC, Northport Production Company and the Borrower; and
(ii) confirms that the Liabilities (as defined in the Subordination Agreement) include, without limitation, all Liabilities arising from Loans (as defined in the Loan Agreement) and other extensions of credit made by Lender after giving effect to the Third Amendment to Loan Agreement to which this Subordinated Creditor Consent is attached (the “Third Amendment”; capitalized terms used herein having the meanings given to them in the Third Amendment unless otherwise defined herein).

RIO VISTA PENNY LLC

By:	/s/ Ian Bothwell

Name:
Title:

By:

Name:
Title: